UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

ANDOVER NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55882	83-2216345
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Avenue of the Americas, Suite 2000
Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Andover National Corporation (the “Company”) on October 4, 2019, reporting under Item 2.01 the completion of the previously announced acquisition by Andover Environmental Solutions, LLC, a wholly-owned subsidiary of the Company, of sixty percent (60%) of the membership interests of ANC Green Solutions I, LLC, a Delaware limited liability company (the “Target”) from Heath L. Legg. Under Item 9.01 of the Original 8-K, the Company stated that (a) the historical financial statements of the Target required by Item 9.01(a) of Form 8-K would be filed as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed, and (b) as permitted by Item 9.01(b)(2) of Form 8-K, the Company would file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited consolidated balance sheets of the Target as of December 31, 2018 and 2017, the related audited consolidated statements of income, changes in shareholders’ equity, and cash flows of the Target for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor's Report, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of the Target as of and for the nine months ended September 30, 2019 and 2018, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of the Company and the Target as of September 30, 2019 and the unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2019 and the year ended December 31, 2018, and the notes related thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits

The following exhibits are included with this Current Report on Form 8-K

99.1	Audited consolidated financial statements of ANC Green Solutions I as of and for the years ended December 31, 2018 and 2017.

99.2	Unaudited consolidated financial statements of ANC Green Solutions I as of and for the nine months ended September 30, 2019 and 2018.

99.3	Unaudited pro forma combined consolidated balance sheet of the Company as of September 30, 2019 and statements of income for the nine months ended September 30, 2019 and year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDOVER NATIONAL CORPORATION

Date: December 18, 2019	By:	/s/ Milun Patel
	Name:	Milun Patel
	Title:	Chief Financial Officer

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